                                                                   EXHIBIT 99(i)


                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET



(Dollars in Millions, Except Per Share Amounts)
                                                              DEC. 26,
 ASSETS                                                         1997
------------------------------------------------------------  --------

 CASH AND CASH EQUIVALENTS..................................  $  5,032
                                                              --------

 CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
  OR DEPOSITED WITH CLEARING ORGANIZATIONS..................    12,384
                                                              --------

 MARKETABLE INVESTMENT SECURITIES...........................     3,309
                                                              --------

 TRADING ASSETS, AT FAIR VALUE
 Corporate debt and preferred stock.........................    32,501
 Equities and convertible debentures........................    23,617
 Contractual agreements.....................................    21,205
 U.S. Government and agencies...............................     9,832
 Non-U.S. governments and agencies..........................     9,755
 Mortgages, mortgage-backed, and asset-backed...............     7,312
 Other......................................................     2,556
                                                              --------
 Total......................................................   106,778
                                                              --------

 RECEIVABLES UNDER RESALE AGREEMENTS........................    70,262
                                                              --------

 RECEIVABLES UNDER SECURITIES BORROWED TRANSACTIONS.........    35,366
                                                              --------

 OTHER RECEIVABLES
 Customers (net of allowance for doubtful accounts of $50)..    26,529
 Brokers and dealers........................................     5,100
 Interest and other.........................................     8,114
                                                              --------
 Total......................................................    39,743
                                                              --------

 INVESTMENTS OF INSURANCE SUBSIDIARIES......................     4,833

 LOANS, NOTES, AND MORTGAGES (net of allowance for
  loan losses of $130)......................................     4,310

 OTHER INVESTMENTS..........................................     1,826

 PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
  (net of accumulated depreciation and amortization
  of $2,910)................................................     2,074

 GOODWILL (net of accumulated amortization of $131).........     5,455

 OTHER ASSETS...............................................     1,447
                                                              --------

 TOTAL ASSETS...............................................  $292,819
                                                              ========

                                                                   EXHIBIT 99(i)


                  MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
               PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET



(Dollars in Millions, Except Per Share Amounts)

LIABILITIES, PREFERRED SECURITIES ISSUED BY             DEC. 26,
SUBSIDIARIES, AND STOCKHOLDERS' EQUITY                    1997
------------------------------------------------------  ---------

 LIABILITIES

 PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
  LOANED TRANSACTIONS.................................  $ 77,875
                                                        --------

 COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS.....    44,850
                                                        --------

 TRADING LIABILITIES, AT FAIR VALUE
 Contractual agreements...............................    20,632
 U.S. Government and agencies.........................    18,182
 Equities and convertible debentures..................    15,724
 Non-U.S. governments and agencies....................     9,720
 Corporate debt, preferred stock, and other...........     5,818
                                                        --------
 Total................................................    70,076
                                                        --------

 OTHER PAYABLES
 Customers............................................    16,519
 Brokers and dealers..................................     4,112
 Interest and other...................................    22,625
                                                        --------
 Total................................................    43,256
                                                        --------

 LIABILITIES OF INSURANCE SUBSIDIARIES................     4,716

 LONG-TERM BORROWINGS.................................    43,090
                                                        --------

 TOTAL LIABILITIES....................................   283,863
                                                        --------


 PREFERRED SECURITIES ISSUED BY SUBSIDIARIES..........       627
                                                        --------

 STOCKHOLDERS' EQUITY

 PREFERRED STOCKHOLDERS' EQUITY.......................       425
                                                        --------

 COMMON STOCKHOLDERS' EQUITY
 Common stock (par value $1.33 1/3 per share;
   authorized: 500,000,000 shares;
   issued: 472,660,324 shares)........................       630

 Paid-in capital......................................     1,065
 Accumulated other comprehensive income (net of tax)..       (34)
 Retained earnings....................................     9,485
                                                        --------
                                                          11,146

 Less:
       Treasury stock, at cost (137,578,035 shares)...     2,804
       Employee stock transactions....................       438
                                                        --------

 TOTAL COMMON STOCKHOLDERS' EQUITY....................     7,904
                                                        --------

 TOTAL STOCKHOLDERS' EQUITY...........................     8,329
                                                        --------

 TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
   SUBSIDIARIES, AND STOCKHOLDERS' EQUITY.............  $292,819
                                                        ========


                                       7